Exhibit 99.4

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

JANUARY 25, 2009

(In thousands, except share and per share amounts)

		PRO FORMA
		ADJUSTMENTS
		SALE OF NET ASSETS		AS REPORTED
		AND LEASE BUY-OUT,		WITH
	HISTORICAL	THE ISLE		PRO FORMA
	AS REPORTED	CASINOS, LTD		ADJUSTMENTS
ASSETS
Current assets:
Cash and cash equivalents	$181,713	$(11,323	)(a)	$170,390
Restricted cash	35,000			35,000
Marketable securities	15,971			15,971
Accounts receivable, net	8,897	383	(b)	9,280
Insurance receivable, net	1,209			1,209
Income tax receivable	9,987			9,987
Deferred income taxes	9,866			9,866
Prepaid expenses and other assets	30,656			30,656
Total current assets	293,299	(10,940)		282,359
Property and equipment, net	1,247,967	(36,452	)(c)	1,211,515
Other assets:
Goodwill	324,336			324,336
Other intangible assets, net	95,834			95,834
Deferred financing costs, net	11,459			11,459
Restricted cash	2,774			2,774
Prepaid deposits and other	19,122	367	(b)	19,489
Deferred income taxes	—			—
Total assets	$1,994,791	$(47,025)		$1,947,766
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$44,228			$44,228
Accounts payable	20,125			20,125
Accrued liabilities:
Interest	17,757			17,757
Payroll and related	44,390			44,390
Property and other taxes	29,262			29,262
Other	56,780	(253	)(d)	56,527
Total current liabilities	212,542	(253)		212,289
Long-term debt, less current maturities	1,452,811			1,452,811
Deferred income taxes	11,756	(5,105	)(e)	6,651
Other accrued liabilities	58,372	(155	)(c)	58,217
Other long-term liabilities	48,351	(33,406	)(c)	14,945
Stockholders’ equity:
Preferred stock	—	—		—
Common stock	362			362
Class B common stock	—	—		—
Additional paid-in capital	194,496			194,496
Retained earnings	87,240	(8,506	)(e)	78,734
Accumulated other comprehensive loss	(18,740)	400	(e)	(18,340)
	263,358	(8,106)		255,252
Treasury stock	(52,399)			(52,399)
Total stockholders’ equity	210,959	(8,106)		202,853
Total liabilities and stockholders’ equity	$1,994,791	$(47,025)		$1,947,766

See accompanying Notes to Unaudited Pro Forma Financial Statements

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED JANUARY 25, 2009

(In thousands, except share and per share amounts)

		PRO FORMA
		ADJUSTMENTS
		SALE OF NET ASSETS		AS REPORTED
		AND LEASE BUY-OUT,		WITH
	HISTORICAL	THE ISLE		PRO FORMA
	AS REPORTED	CASINOS, LTD (a)		ADJUSTMENTS
Revenues:
Casino	$788,814	$(6,132)		$782,682
Rooms	35,696	—		35,696
Pari-mutuel, food, beverage and other	104,545	(1,828)		102,717
Hurricane insurance recoveries	60,000	—		60,000
Gross revenues	989,055	(7,960)		981,095
Less promotional allowances	(144,434)	130		(144,304)
Net revenues	844,621	(7,830)		836,791
Operating expenses:
Casino	119,463	(2,178)		117,285
Gaming taxes	198,657	(720)		197,937
Rooms	9,206	—		9,206
Pari-mutuel commissions and fees	9,087	—		9,087
Food, beverage and other	31,500	(1,546)		29,954
Marine and facilities	50,214	(853)		49,361
Marketing and administrative	202,386	(5,314)		197,072
Corporate and development	32,570	—		32,570
Hurricane insurance recoveries	(32,179)	—		(32,179)
Write-offs and other charges	6,000	—		6,000
Depreciation and amortization	95,988	(3,397)		92,591
Total operating expenses	722,892	(14,008)		708,884
Operating income (loss):	121,729	6,178		127,907
Interest expense	(74,365)	1,268	(b)	(73,097)
Interest income	1,808	(25)		1,783
Income (loss) from continuing operations before income taxes and minority interest	49,172	7,421		56,593
Income tax benefit (provision)	(20,185)	(2,770	)(c)	(22,955)
Income (loss) from continuing operations	$28,987	$4,651		$33,638

Earnings (loss) per common share basic:
Income (loss) from continuing operations	$0.93	$0.15		$1.08

Earnings (loss) per common share diluted:
Income (loss) from continuing operations	$0.93	$0.15		$1.08

Weighted average basic shares	31,240,008			31,240,008
Weighted average diluted shares	31,248,402			31,248,402

See accompanying Notes to Unaudited Pro Forma Financial Statements

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMACONSOLIDATED STATEMENT OF OPERATIONS

FISCAL YEAR ENDED APRIL 27, 2008

(In thousands, except share and per share amounts)

		PRO FORMA
		ADJUSTMENTS
		SALE OF NET ASSETS		AS REPORTED
		AND LEASE BUY-OUT,		WITH
	HISTORICAL	THE ISLE		PRO FORMA
	AS REPORTED	CASINOS, LTD (a)		ADJUSTMENTS
Revenues:
Casino	$1,121,860	$(5,970)		$1,115,890
Rooms	49,498	—		49,498
Pari-mutuel, food, beverage and other	155,577	(2,619)		152,958
Gross revenues	1,326,935	(8,589)		1,318,346
Less promotional allowances	(201,583)	363		(201,220)
Net revenues	1,125,352	(8,226)		1,117,126
Operating expenses:
Casino	163,250	(4,113)		159,137
Gaming taxes	288,402	(669)		287,733
Rooms	12,031	—		12,031
Pari-mutuel commissions and fees	16,834	—		16,834
Food, beverage and other	45,538	(2,549)		42,989
Marine and facilities	68,044	(1,080)		66,964
Marketing and administrative	290,591	(10,890)		279,701
Corporate and development	48,974	(353)		48,621
Write-offs and other valuation charges	85,184	(77,978)		7,206
Preopening	6,457	(2,802)		3,655
Depreciation and amortization	136,127	(6,632)		129,495
Total operating expenses	1,161,432	(107,066)		1,054,366
Operating income (loss):	(36,080)	98,840		62,760
Interest expense	(109,286)	1,009	(b)	(108,277)
Interest income	3,814	(164)		3,650
Gain (loss) on early extinguishment of debt	(15,274)	—		(15,274)
Income (loss) from continuing operations before income taxes and minority interest	(156,826)	99,685		(57,141)
Income tax benefit (provision)	64,820	(37,250	)(c)	27,570
Minority interest	(4,868)	—		(4,868)
Income (loss) from continuing operations	$(96,874)	$62,435		$(34,439)

Earnings (loss) per common share basic:
Income (loss) from continuing operations	$(3.16)	$2.04		$(1.12)

Earnings (loss) per common share diluted:
Income (loss) from continuing operations	$(3.16)	$2.04		$(1.12)

Weighted average basic shares	30,699,457			30,699,457
Weighted average diluted shares	30,699,457			30,699,457

See accompanying Notes to Unaudited Pro Forma Financial Statements

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMACONSOLIDATED STATEMENT OF OPERATIONS

FISCAL YEAR ENDED APRIL 29, 2007

(In thousands, except share and  per share amounts)

		PRO FORMA
		ADJUSTMENTS		AS REPORTED
		SALE OF NET ASSETS,		WITH
		THE ISLE		PRO FORMA
	AS REPORTED	CASINOS, LTD (a)		ADJUSTMENTS
Revenues:
Casino	$1,015,629	$—		$1,015,629
Rooms	49,584	—		49,584
Pari-mutuel, food, beverage and other	150,639	—		150,639
Gross revenues	1,215,852	—		1,215,852
Less promotional allowances	(214,458)	—		(214,458)
Net revenues	1,001,394	—		1,001,394
Operating expenses:
Casino	159,534	—		159,534
Gaming taxes	210,404	—		210,404
Rooms	9,811	—		9,811
Pari-mutuel commissions and fees	15,342	—		15,342
Food, beverage and other	32,262	—		32,262
Marine and facilities	60,174	—		60,174
Marketing and administrative	269,279	(2,198)		267,081
Corporate and development	57,217	—		57,217
Write-offs and other valuation charges	8,466	—		8,466
Preopening	13,573	(2,140)		11,433
Depreciation and amortization	99,506	(1,924)		97,582
Total operating expenses	935,568	(6,262)		929,306
Operating income (loss):	65,826	6,262		72,088
Interest expense	(89,150)	—	(b)	(89,150)
Interest income	7,469	(108)		7,361
Gain (loss) on early extinguishment of debt	—	—		—
Income (loss) from continuing operations before income taxes and minority interest	(15,855)	6,154		(9,701)
Income tax benefit (provision)	(1,906)	(2,300	)(c)	(4,206)
Minority interest	(3,568)	—		(3,568)
Income (loss) from continuing operations	$(21,329)	$3,854		$(17,475)

Earnings (loss) per common share basic:
Income (loss) from continuing operations	$(0.70)	$0.12		$(0.58)

Earnings (loss) per common share diluted:
Income (loss) from continuing operations	$(0.70)	$0.12		$(0.58)

Weighted average basic shares	30,384,255			30,384,255
Weighted average diluted shares	30,384,255			30,384,255

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMACONSOLIDATED STATEMENT OF OPERATIONS

FISCAL YEAR ENDED APRIL 30, 2006

(In thousands, except share and  per share amounts)

		PRO FORMA
		ADJUSTMENTS		AS REPORTED
		SALE OF NET ASSETS,		WITH
		THE ISLE		PRO FORMA
	AS REPORTED	CASINOS, LTD (a)		ADJUSTMENTS
Revenues:
Casino	$1,004,143	$—		$1,004,143
Rooms	36,999	—		36,999
Pari-mutuel, food, beverage and other	146,391	—		146,391
Gross revenues	1,187,533	—		1,187,533
Less promotional allowances	(200,174)	—		(200,174)
Net revenues	987,359	—		987,359
Operating expenses:
Casino	151,860	—		151,860
Gaming taxes	219,365	—		219,365
Rooms	8,463	—		8,463
Pari-mutuel commissions and fees	16,051	—		16,051
Food, beverage and other	31,530	—		31,530
Marine and facilities	56,993	—		56,993
Marketing and administrative	246,334	(7,830)		238,504
Corporate and development	57,803	—		57,803
Write-offs and other valuation charges	13,388	(624)		12,764
Preopening	281	—		281
Depreciation and amortization	88,819	(1,359)		87,460
Total operating expenses	890,887	(9,813)		881,074
Operating income (loss):	96,472	9,813		106,285
Interest expense	(76,335)	314	(b)	(76,021)
Interest income	2,694	(252)		2,442
Gain (loss) on early extinguishment of debt	(2,110)	—		(2,110)
Income (loss) from continuing operations before income taxes and minority interest	20,721	9,875		30,596
Income tax benefit (provision)	(5,628)	(3,690	)(c)	(9,318)
Minority interest	(6,462)	—		(6,462)
Income (loss) from continuing operations	$8,631	$6,185		$14,816

Earnings (loss) per common share basic:
Income (loss) from continuing operations	$0.29	$0.20		$0.49

Earnings (loss) per common share diluted:
Income (loss) from continuing operations	$0.28	$0.19		$0.47

Weighted average basic shares	30,028,051			30,028,051
Weighted average diluted shares	31,270,486			31,270,486

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

ISLE OF CAPRI CASINOS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

1.              Basis of Presentation

The unaudited pro forma condensed consolidated financial statements of the Company include adjustments to the Company’s historical financial statements to reflect the disposition of certain net assets and the termination of its lease obligation relating to its Coventry, England casino operations under its subsidiary, The Isle Casinos Limited.

The historical financial information of the Company has been derived from the historical audited and unaudited consolidated financial statements of the Company included in its Annual Report on Form 10-K for the fiscal year ended April 27, 2008 and its Quarterly Report on Form 10-Q for the quarter ended January 25, 2009. The unaudited pro forma balance sheet was prepared as if the disposition occurred as of January 25, 2009. The unaudited pro forma consolidated statements of operations for the fiscal years ended April 27, 2008, April 29, 2007 and April 30, 2006, and the nine months ended January 25, 2009, were prepared as if the asset disposition and lease termination occurred as of the 1st day of each presented period. The pro forma adjustments are based on factually supportable available information.

The unaudited pro forma statements presented do not purport to represent what the financial position or results of operations of the Company would have been had the transaction occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future periods. In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made.

The unaudited pro forma consolidated financial statements should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the historical financial statements and related notes thereto of the Company included in its Annual Report on Form 10-K for the fiscal year ended April 27, 2008 and its Quarterly Report on Form 10-Q for the quarter ended January 25, 2009.

2.	Adjustments to Unaudited Pro Forma Consolidated Balance Sheet

(a)

Reduction in cash includes payments to terminate our lease of the Coventry Convention Center and cash received net of casino operating cash balances assumed by the purchaser under the asset purchase agreement.

(b)	Amounts represent receivables under the asset purchase agreement.
(c)

Reductions in property and equipment, net of $36,452, include assets sold under the asset purchase agreement as well as the remaining net book value for the Coventry Convention Center which we had recorded as an asset prior to our termination of the lease. The termination of the Coventry Convention Center lease results in a $155 reduction in other accrued liabilities and $33,406 in other long-term liabilities as we have no further obligation under such lease.

(d)	Represents a reduction of accrued liabilities assumed by the purchaser under the asset purchase agreement.
(e)

The reduction in retained earnings includes the loss on the sale of net assets, the loss on the lease termination, and realized foreign currency loss previously included in accumulated other comprehensive loss, net of a tax benefit allocated to non current deferred income taxes.

3.	Adjustments to Unaudited Pro Forma Consolidated Statement of Operations

(a)	Represents the results of operations for The Isle Casinos Limited, Coventry UK casino operations for the periods presented.
(b)	Represents interest expense which would have been eliminated as a result of the net asset sale and lease termination.
(c)	Represents the net tax benefit applicable to the pro forma pretax adjustments.